UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 18, 2024

Peakstone Realty Trust
(Exact name of registrant as specified in its charter)

Commission File Number:  001-41686

Maryland	46-4654479
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1520 E. Grand Avenue, El Segundo, CA 90245
(Address of principal executive offices, including zip code)

(310) 606-3200
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common shares, $0.001 par value per share	PKST	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The board of trustees of Peakstone Realty Trust (the “Company”) previously adopted, subject to shareholder approval, the First Amendment (the “Amendment”) to the Peakstone Realty Trust Second Amended and Restated Employee and Trustee Long-Term Incentive Plan (the “Plan”), which was approved by the Company’s shareholders on June 18, 2024 at the Company’s 2024 annual meeting of shareholders (the “Annual Meeting”). The Amendment increases the aggregate number of common shares of beneficial interest of the Company, par value $0.001 per share (the “Shares”), that may be issued under awards pursuant to the Plan by 1,285,700 Shares.

The foregoing description of the Amendment to the Plan is qualified in its entirely by reference to the text of such Amendment, which is filed as Exhibit 10.1 hereto, and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 18, 2024, the Company held the Annual Meeting, at which a quorum was present. The Company held its Annual Meeting to consider and vote on the four proposals set forth below, each of which is described in greater detail in the Company’s Definitive Proxy Statement on Schedule 14A, which was filed with the U.S. Securities and Exchange Commission on April 29, 2024. The final voting results are set forth below.

Proposal 1 – Election of Trustees

The Company’s shareholders elected the five nominated trustees identified below, each to serve and to hold office for a one-year term until the close of the Company’s next annual meeting of shareholders in 2025 and until their successors are duly elected and qualify, with the votes cast as follows:

Nominees	Votes For	Votes Withheld	Broker Non-Vote
Carrie DeWees	11,918,337	727,783	11,721,023
Michael J. Escalante	12,010,064	636,056	11,721,023
Jeffrey Friedman	12,067,897	578,223	11,721,023
Samuel Tang	11,970,342	675,778	11,721,023
Casey Wold	10,519,998	2,126,122	11,721,023

Proposal 2 – Ratification of Appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm

The Company’s shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024, with the votes cast as follows:

Votes For	Votes Against	Abstain	Broker Non-Vote
23,749,693	413,448	204,002	-

Proposal 3 – Advisory (Non-Binding) Vote on the Compensation Paid to the Company’s Named Executive Officers

The Company’s shareholders approved, on an advisory (non-binding) basis, the compensation paid to the Company’s named executive officers, with the votes cast as follows:

Votes For	Votes Against	Abstain	Broker Non-Vote
10,234,632	2,090,772	320,716	11,721,023

Proposal 4 – Amendment to the Peakstone Realty Trust Second Amended and Restated Employee and Trustee Long-Term Incentive Plan

The Company’s shareholders approved the Amendment to the Plan, with the votes cast as follows:

Votes For	Votes Against	Abstain	Broker Non-Vote
10,691,646	1,664,248	290,226	11,721,023

No other matters were submitted to or voted on by the Company’s shareholders at the Annual Meeting.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	First Amendment to the Peakstone Realty Trust Second Amended and Restated Employee and Trustee Long-Term Incentive Plan

104	Cover Page Interactive Date File (embedded within the Inline XBRL document)

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Peakstone Realty Trust

Date: June 21, 2024	By:	/s/Javier F. Bitar
Javier F. Bitar
Chief Financial Officer and Treasurer